UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2008

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2008, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three months ended March 31, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to the three months ended March 31, 2008 and 2007. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three months ended March 31, 2008

For the three months ended March 31, 2008, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), charges related to the Company’s restructuring plan announced in August 2007, which include (i) severance and other related costs, (ii) asset impairment charges incurred in connection with the rationalization of our worldwide manufacturing operations, (iii) cost recoveries for certain restructuring expenses in connection with our co-promotion agreement with Wyeth and (iv) various other charges (collectively, the “Restructuring Amounts”), charges related to the Company’s acquisitions of Alantos Pharmaceutical Holding, Inc. (“Alantos”) in July 2007 (the “Alantos Acquisition”), Avidia, Inc. (“Avidia”) in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. (“Abgenix”) in April 2006 (the “Abgenix Acquisition”), and Immunex Corporation (“Immunex”) in July 2002 (the “Immunex Acquisition”) and the tax effect of the adjustments in 2008 discussed below, excluding certain of the Restructuring Amounts (the “2008 Tax Effect”).

For the three months ended March 31, 2008, the Company reported non-GAAP financial results for cost of sales (excluding amortization of acquired intangible assets) (“COS”) expense, research and development (“R&D”) expense, selling, general and administrative (“SG&A”) expense and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R and the Restructuring Amounts. R&D expense was also adjusted to exclude the ongoing non-cash amortization of the R&D technology intangible assets acquired with the Abgenix Acquisition and the Avidia Acquisition (the “R&D Technology Intangible Assets’ Amortization”) and merger related expenses incurred due to the Alantos Acquisition primarily related to incremental costs associated with retention (the “Merger Retention Expense”). Diluted shares used in the calculation of adjusted earnings per share were also adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the Restructuring Amounts and the Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three months ended March 31, 2008, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the Restructuring Amounts, the non-cash amortization of acquired intangible assets associated with the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ Amortization”) and the 2008 Tax Effect. The Company believes that excluding the Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the 2008 Tax Effect provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

Three months ended March 31, 2007

For the three months ended March 31, 2007, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with SFAS No. 123R, the Avidia Acquisition, the Abgenix Acquisition, the Tularik Inc. (“Tularik”) acquisition in August 2004 (the “Tularik Acquisition”) and the Immunex Acquisition. In addition, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the write-off of the cost of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy (the “Manufacturing Charge”), the write-off of the pro rata portion of the deferred financing and related costs immediately charged to interest expense as a result of certain holders of our convertible notes due in 2032 exercising their March 1, 2007 put option and the related convertible notes being repaid in cash (the “Convertible Notes Expense”) and the tax effect for the adjustments discussed below, excluding the write-off of the cost of a semi-completed manufacturing asset (the “2007 Tax Effect”).

For the three months ended March 31, 2007, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. Diluted shares used in the calculation of adjusted diluted earnings per share were also adjusted to exclude the effects of adopting SFAS No. 123R. COS expense was also adjusted to exclude expenses incurred due to the Abgenix Acquisition, primarily related to incremental costs associated with recording inventory acquired in the Abgenix Acquisition at fair value which is in excess of our manufacturing cost (the “Abgenix Merger Expense”) and to exclude the impact of the Manufacturing Charge. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization and the merger related expenses incurred due to the Tularik Acquisition primarily related to incremental costs associated with retention (the “2007 Merger Retention Expense”). The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the Abgenix Merger Expense and the 2007 Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Manufacturing Charge will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three months ended March 31, 2007, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the Convertible Notes Expense, the Immunex Intangible Assets’ Amortization and the 2007 Tax Effect. The Company believes that excluding the Convertible Notes Expense and the 2007 Tax Effect provides supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options in accordance with SFAS No. 123R for the three months ended March 31, 2008 and 2007, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated April 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date:	April 24, 2008	By:	/s/ Robert A. Bradway
		Name:	Robert A. Bradway
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated April 24, 2008

6